CHAR1\1707693v4 January 19, 2021 CarMax Auto Superstores, Inc. 12800 Tuckahoe Creek Parkway Richmond, Virginia 23238 Re: First Amendment to Credit Agreement, dated as of June 7, 2019 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”) among CarMax Auto Superstores, Inc., a Virginia corporation, CarMax, Inc., a Virginia corporation, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, Swing Line Lender, New Vehicle Swing Line Lender and L/C Issuer, and JPMorgan Chase Bank, N.A., as L/C Issuer. Ladies and Gentlemen: Reference is made to the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement. The parties hereto agree that: 1. New Definitions. Section 1.01 of the Credit Agreement is amended by adding the following new defined terms in appropriate alphabetical order: “ “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. ” “ “Immaterial Subsidiary” means any Subsidiary that neither (a) has total assets in excess of 5% of the consolidated total assets of the Company and its Subsidiaries (based upon and as of the date of the most recent consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 6.01), nor (b) has total revenues in excess of 5% of the consolidated total revenues of the Company and its Subsidiaries for the most recent four-quarter period (based upon and ending on the date of the most recent consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 6.01), with any Subsidiary which was previously an Immaterial Subsidiary ceasing to be an Immaterial Subsidiary on the date financial statements delivered pursuant to Section 6.01 demonstrate that such Subsidiary ceases to qualify as an Immaterial Subsidiary; provided, that, (i) the total assets held by all Subsidiaries treated as Immaterial Subsidiaries hereunder shall not exceed 15% of the consolidated total assets of the Company and its Subsidiaries (based upon and as of the date of the most recent consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 6.01) and (ii) the total revenues generated by all Subsidiaries treated as Immaterial Subsidiaries hereunder shall not exceed 15% of the consolidated total revenues of the Company and its Subsidiaries for the most recent four-quarter period (based upon and ending on the date of the most recent consolidated financial statements of the Company and its Subsidiaries delivered pursuant to Section 6.01). ” “ “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. ” CarMax Auto Superstores, Inc. January 19, 2021 Page 2 CHAR1\1707693v4 “ “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. ” “ “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. ” 2. Existing Definitions. Section 1.01 of the Credit Agreement is amended by amending and restating in their entirety the definitions of “Bail-In Action”, “Bail-In Legislation”, “Excluded Subsidiaries” and “Write-Down and Conversion Powers” contained therein to read as follows: “ “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. ” “ “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). ” “ “Excluded Subsidiaries” means (a) Glen Allen Insurance, Ltd., a Bermuda company and any other captive insurance subsidiary; (b) each Excluded Special Purpose Finance Subsidiary; (c) any Subsidiary of the Company that is (i) a Foreign Subsidiary or a Subsidiary of a Foreign Subsidiary, (ii) a FSHCO or (iii) a Subsidiary that is not wholly- owned by a Loan Party; (d) any Subsidiary of the Company (i) that is prohibited from guaranteeing the Obligations by applicable Law, (ii) that would require governmental (including regulatory) consent, approval, license or authorization to provide a guarantee, in each case unless such consent, approval, license or authorization has been received or (iii) that is prohibited from guaranteeing the Obligations by any agreement or other undertaking to which such Subsidiary is a party (with any Person other than another Subsidiary or an Affiliate of the Company) or by which its property or assets is bound existing on the Closing Date, or with respect to any Subsidiary acquired after the Closing Date, existing as of the date of acquisition (as long as such agreement or other undertaking was not incurred in contemplation of such acquisition and is disclosed to the Administrative Agent), in each case, as long as such prohibition is in effect; (e) each Immaterial Subsidiary; and (f) any not-for-profit subsidiary; provided that in no event shall any borrower or guarantor in respect of the Term Loan Facility be an Excluded Subsidiary.” “ “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution CarMax Auto Superstores, Inc. January 19, 2021 Page 3 CHAR1\1707693v4 Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. ” 3. Section 5.21. Section 5.21 of the Credit Agreement is amended and restated in its entirety to read as follows: “5.21 No Affected Financial Institutions. No Loan Party is an Affected Financial Institution.” 4. New Subsidiaries. Section 6.12 of the Credit Agreement is amended and restated in its entirety to read as follows: “6.12 New Subsidiaries. As soon as practicable but in any event within 30 days (or such longer period as the Administrative Agent may agree in its reasonable discretion) (a) following the acquisition or creation of any Subsidiary (other than an Excluded Subsidiary) by a Loan Party (including by way of division), or (b) following a Subsidiary which was previously an Immaterial Subsidiary ceasing to be an Immaterial Subsidiary as provided in the definition thereof, cause to be delivered to the Administrative Agent each of the following: (i) a Joinder Agreement duly executed by such Subsidiary (with all schedules thereto appropriately completed), which Joinder Agreement will, if such Subsidiary will engage in the business of selling or leasing new motor vehicles, designate such Subsidiary as a Designated Borrower; (ii) if reasonably requested by the Administrative Agent, an opinion or opinions of counsel to such Subsidiary dated as of the date of delivery of such Joinder Agreements (and other Loan Documents) provided for in this Section 6.12 and addressed to the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent; and (iii) current copies of the Organization Documents of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, or appropriate committees (and, if required by such Organization Documents or applicable law, of the shareholders, members or partners) of such Subsidiary authorizing the actions and the execution and delivery of documents described in this Section 6.12, all certified by the applicable Governmental Authority (in the case of certificates of incorporation, certificates of formation or equivalent organizational documents) or appropriate officer as the Administrative Agent may reasonably request.” CarMax Auto Superstores, Inc. January 19, 2021 Page 4 CHAR1\1707693v4 5. Section 10.19. Section 10.19 of the Credit Agreement is amended and restated in its entirety to read as follows: “10.19 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.” 6. Restricted Deposit Accounts. Schedule 10.08 to the Credit Agreement is replaced and superseded by the new Schedule 10.08 attached hereto. 7. Release. The Company has requested that the Administrative Agent and the Lenders release CarMax of Laurel, LLC from its Obligations under the Credit Agreement and the other Loan Documents. The Administrative Agent and the Lenders hereby agree that, effective as of the date hereof, CarMax of Laurel, LLC shall automatically (i) be released from all of its liabilities and obligations under the Credit Agreement and the other Loan Documents (including, without limitation, its liabilities and obligations as a Borrower and a Subsidiary Guarantor) and (ii) cease to be a Loan Party under the Credit Agreement and the other Loan Documents. 8. New Subsidiary. (a) The Company represents and warrants to the Administrative Agent and the Lenders that the Company has formed Everest Endeavors, Inc. (the “New Subsidiary”) as a new wholly-owned subsidiary of the Revolving Borrower and that the New Subsidiary has at all times since its formation met the definition of an “Immaterial Subsidiary” as defined in the Credit Agreement as amended hereby. The New Subsidiary has not previously been joined to the Subsidiary Guaranty Agreement as a Subsidiary Guarantor under Section 6.12 of the Credit Agreement pursuant to the agreement of the

CarMax Auto Superstores, Inc. January 19, 2021 Page 5 CHAR1\1707693v4 Administrative Agent and the Company that such action should be delayed (based on the Administrative Agent’s discretion under Section 6.12 of the Credit Agreement) pending the parties’ entering into this Amendment. (b) The Administrative Agent and the Lenders acknowledge and agree that (i) the fact that the New Subsidiary has not been joined to the Subsidiary Guaranty Agreement as a Subsidiary Guarantor prior to the effectiveness of this Amendment does not constitute or result in a violation of Section 6.12 of the Credit Agreement or otherwise constitute or result in a Default or an Event of Default under the Credit Agreement, and (ii) there is no requirement hereafter to join the New Subsidiary to the Subsidiary Guaranty Agreement as a Subsidiary Guarantor as long as the New Subsidiary continues to meet the definition of an Immaterial Subsidiary under the Credit Agreement as amended hereby. 9. Effectiveness; Conditions Precedent. The effectiveness of this amendment letter (this “Amendment”) and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent: (a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent: (i) counterparts of this Amendment, duly executed by the Company, the Administrative Agent, the Borrowers, the Subsidiary Guarantors and Lenders which constitute Required Lenders; and (ii) such other documents as the Administrative Agent shall reasonably request; and (b) unless waived by the Administrative Agent, all expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent to the extent invoiced prior to the date hereof) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses). 10. Consent of the Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Subsidiary Guaranty Agreement (including without limitation the continuation of such Subsidiary Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments described herein) and the enforceability of the Subsidiary Guaranty Agreement against such Subsidiary Guarantor in accordance with its terms. 11. Consent of the Company. The Company hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Company Guaranty Agreement (including without limitation the continuation of the Company’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments described herein) and the enforceability of the Company Guaranty Agreement against the Company in accordance with its terms. 12. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Company, the Borrowers and the Subsidiary Guarantors represents and warrants to the Administrative Agent and the Lenders as follows: CarMax Auto Superstores, Inc. January 19, 2021 Page 6 CHAR1\1707693v4 (a) Before and after giving effect to this Amendment, (A) the representations and warranties of the Company and the Borrowers contained in Article V of the Credit Agreement and the representations and warranties of each Loan Party contained in each other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists; (b) Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01(a) of the Credit Agreement, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect; (c) The Subsidiary Guarantors are the only Persons that are required to be a party to the Subsidiary Guaranty Agreement pursuant to the terms of the Credit Agreement; and (d) This Amendment has been duly authorized, executed and delivered by the Company, each of the Borrowers and each of the Subsidiary Guarantors and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally. 13. Entire Agreement. This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement. 14. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. 15. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means (including .pdf file) shall be effective as a manually executed counterpart of this Amendment. 16. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement. CarMax Auto Superstores, Inc. January 19, 2021 Page 7 CHAR1\1707693v4 17. Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto. 18. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby, and as otherwise amended, modified, supplemented or restated from time to time by any other instrument in accordance with the terms thereof. 19. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Company, the Administrative Agent, the Borrowers, the Subsidiary Guarantors, the Lenders and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement. [signature pages follow] [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written. COMPANY CARMAX, INC., a Virginia corporation By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer BORROWERS CARMAX AUTO SUPERSTORES, INC., a Virginia corporation By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer

[Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 SUBSIDIARY GUARANTORS CARMAX OF LAUREL, LLC, a Virginia limited liability company By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer CARMAX AUTO MALL, LLC, a Virginia limited liability company By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer CARMAX AUTO SUPERSTORES CALIFORNIA, LLC, a Virginia limited liability company By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer CARMAX BUSINESS SERVICES, LLC, a Delaware limited liability company By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer CARMAX AUTO SUPERSTORES WEST COAST, INC., a Virginia corporation By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 CARMAX PROPERTIES, LLC, a Virginia limited liability company By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: President CARMAX AUTO SUPERSTORES SERVICES, INC., a Virginia corporation By: /s/ Enrique Mayor-Mora Name: Enrique Mayor-Mora Title: Senior Vice President and Chief Financial Officer [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 BANK OF AMERICA, N.A., as Administrative Agent By: /s/ Linda Lov Name: Linda Lov Title: Assistant Vice President [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 BANK OF AMERICA, N.A., as a Lender, L/C Issuer, Swing Ling Lender and New Vehicle Swing Line Lender By: /s/ A. Steven Greene Name: A. Steven Greene Title: Senior Vice President

[Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 JPMORGAN CHASE BANK, N.A., as a Lender and L/C Issuer By: /s/ Sean Bodkin Name: Sean Bodkin Title: Vice President [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Jeffrey E. Bullard, Sr. Name: Jeffrey E. Bullard, Sr. Title: Senior Vice President [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 TOYOTA MOTOR CREDIT CORPORATION, as a Lender By: /s/ Tracy Kaiser Name: Tracy Kaiser Title: National Accounts Manager [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 U.S. BANK NATIONAL ASSOCIATION, as a Lender By: /s/ Edward Lawrence Name: Edward Lawrence Title: Vice President

[Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 BARCLAYS BANK PLC, as a Lender By: /s/ Jake Lam Name: Jake Lam Title: Assistant Vice President [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 ROYAL BANK OF CANADA, as a Lender By: /s/ Benjamin Lennon Name: Benjamin Lennon Title: Authorized Signatory [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 MUFG BANK, LTD., as a Lender By: /s/ John Margetanski Name: John Margetanski Title: Director [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender By: /s/ Alfredo Wang Name: Alfredo Wang Title: Duly Authorized Signatory

[Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 THE BANK OF NOVA SCOTIA, as a Lender By: /s/ Michelle Phillips Name: Michelle Phillips Title: Managing Director [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Michael Maguire Name: Michael Maguire Title: Managing Director [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 TRUIST BANK (FORMERLY BRANCH BANKING & TRUST COMPANY), as a Lender By: /s/ Steve Curran Name: Steve Curran Title: Director [Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 BNP PARIBAS, as a Lender By: /s/ Kirk Hoffman Name: Kirk Hoffman Title: Managing Director By: /s/ Monica Tilani Name: Monica Tilani Title: Vice President

[Signature page to First Amendment to CarMax Credit Agreement] CHAR1\1707693v4 PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ David Notaro Name: David Notaro Title: Senior Vice President